UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2013 (May 10, 2013)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers

Norfolk Southern issued a Press Release on May 10, 2013, announcing personnel changes among its senior management team.  The press release is attached hereto as Exhibit 99.1.

James A. Squires, currently Executive Vice President Administration, was appointed President.  Cindy C. Earhart, currently Vice President Human Resources, was appointed Executive Vice President Administration.  Both appointments are effective June 1, 2013.

Mr. Squires, 51, has been employed by Norfolk Southern since 1992, and he served as Executive Vice President Finance and Chief Financial Officer from July 1, 2007 until August 1, 2012, when he became Executive Vice President Administration.   Prior thereto, he served as Executive Vice President Finance from April 1, 2007 until July 1, 2007 and Senior Vice President Financial Planning from 2006 to 2007.

Norfolk Southern confirms, as required by regulations under the Securities and Exchange Act of 1934, that (1) there is no family relationship between Mr. Squires and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Squires and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Squires and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.  No material plan, contract or arrangement (whether or not written) to which Mr. Squires is a party or a participant was entered into or materially amended in connection with his assuming the duties of President, and Mr. Squires did not receive any grant or award or any modification thereto, under any such plan, contract or arrangement in connection with such event.

Charles W. Moorman, currently Chairman, CEO, and President, will remain in the roles of Chairman and CEO.  In his new role as President, Mr. Squires will be responsible for the Corporation’s administration, finance, law and corporate relations, and planning and information divisions.

Ms. Earhart has been employed by Norfolk Southern since 1985 and has served as Vice President Human Resources since 2007.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated May 10, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                                    /s/ Howard D. McFadden

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  May 10, 2013

                                                                 EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 10, 2013.